Exhibit 99.2

1099 18th Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrecttcorp.com BB G NYSE LISTED Morgan Stanley Conference June 2005 Fred Barrett President

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward-Looking Statements" section of the Form 10-K. Forward-Looking Statements

Corporate Office: Denver, Colorado Founded 2002 IPO December 9, 2004; NYSE symbol BBG 155 employees Technical staff includes: 12 Geologists 4 Geophysicists 16 Petroleum Engineers 6 Landmen 2 Environmental/Regulatory Specialists Summary Information

Pure Rockies exploration and production company focused primarily on natural gas Extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects: lower risk, repeatable, long life and very large reserve size; potential to become legacy assets Develop and utilize cutting-edge technology Highly visible production and reserve growth Strong balance sheet positioned for growth Experienced management team and technical staff with demonstrated exploration expertise Key Corporate Attributes

Northeast Gulf Coast Midcontinent Southwest Rocky Mountain West Coast Pacific 1990 0.7809069 4.331861 3.380096 1.635423 1.664721 0.3017485 0.0513908 0.7931091 4.363564 3.282838 1.642234 1.808598 0.3135721 0.0557654 0.7699254 4.369802 3.236064 1.691908 2.11667 0.2943003 0.061522 0.7724932 4.488544 3.255246 1.650476 2.183807 0.2546072 0.0531946 0.7853501 4.509785 3.18192 1.758995 2.425097 0.2470925 0.0543025 1995 0.7903771 4.625696 3.032781 1.632592 2.538141 0.2159502 0.0540134 0.8095428 4.76177 2.972016 1.614197 2.510087 0.2169776 0.0587816 0.8140745 4.842009 2.845341 1.541434 2.696139 0.2268242 0.0484289 0.8451952 4.878552 2.743473 1.538941 2.887514 0.2575964 0.0485035 0.8883926 4.782995 2.570037 1.55962 2.93389 0.3130921 0.0601454 0.9710838 4.962299 2.544863 1.565861 3.2368 0.3065502 0.0601762 0.9494369 5.054059 2.499757 1.664018 3.41589 0.3176881 0.0501858 2002 0.9921287 5.024478 2.487347 1.618458 3.333735 0.3031291 0.047906 0.9119383 4.763072 2.324567 1.7105 3.860825 0.2540212 0.0443635 0.8869669 4.871829 2.258326 1.787085 3.861237 0.2496552 0.0374822 0.8851272 4.856716 2.299939 1.720654 3.982808 0.2492065 0.0321709 0.9053726 4.802963 2.383343 1.617465 4.14469 0.2504053 0.027972 0.9619027 4.754121 2.45366 1.569531 4.291505 0.2448297 0.0245594 1.011397 4.736957 2.515233 1.54719 4.489852 0.2388671 0.0217662 1.013828 4.700434 2.50787 1.512536 4.57286 0.2294939 0.0193919 2010 1.049704 4.64823 2.514224 1.475065 4.571667 0.2237325 0.0174185 1.075172 4.674655 2.553164 1.472224 4.789068 0.223269 0.0157903 1.102446 4.762502 2.620019 1.493291 5.004107 0.2208241 0.0125758 1.123651 4.791934 2.662747 1.49179 5.144279 0.2192901 0.0115149 1.152676 4.828509 2.682442 1.49172 5.287638 0.216526 0.0107123 2015 1.202899 4.984752 2.733721 1.514105 5.463955 0.214921 0.0098838 1.216296 4.926589 2.704561 1.508811 5.60984 0.2120837 0.0104656 1.247546 4.973254 2.723662 1.534931 5.732456 0.2104448 0.0097328 1.27271 4.928548 2.70836 1.544742 5.62288 0.20358 0.0102684 1.274941 4.834517 2.666622 1.528652 5.59094 0.2003902 0.0095933 2020 1.285057 4.848247 2.709576 1.534761 5.830499 0.2020688 0.0089676 1.287832 4.825687 2.710368 1.533424 5.971581 0.2011703 0.0084752 1.265627 4.695904 2.664841 1.515911 6.083125 0.1995267 0.0079883 1.242406 4.648282 2.636428 1.515384 6.082216 0.1955925 0.007532 1.212421 4.574418 2.597997 1.509568 6.13156 0.1938262 0.0068058 2025 1.189511 4.491701 2.576471 1.507439 6.301393 0.1915523 0.0064485 2004 1995 1990 2010 2015 2020 2025 2000 * Source: Dept. of Energy, EIA; Released: January 2004 Lower 48 Projected Natural Gas Production Gulf Coast Mid-Continent Southwest Northwest West Coast Focus on the Rocky Mountains Rocky Mountains Historical Projected Where is the primary resource base?

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM 1,094 Horizontal 102 Hill Creek 7 Cave Gulch Cooper Reservoir Wallace Creek 165 Talon 21 W. Tavaputs 203 Gibson Gulch 808 Extensive Development Inventory 292 Bcfe proved reserves at year-end 2004 412 Bcfe probable 452 Bcfe possible 1.1 Tcfe P3 reserves 2,405 gross un-risked P3 drilling locations Seven year drilling inventory 94% avg. WI, 92% operated Gas Prone Area Oil Prone Area Development Project Lake Canyon 5

Bill Barrett Corporation

Significant Exploration Upside

- 24 exploration projects (≈ 65 prospects) 70% unconventional
- Over 10 Tcfe unrisked potential
- Dominant lease position in high potential areas, 970,000 + total net acres
- Approximately 800 sq. mi. 3-D seismic coverage
- Budgeted 19 exploration wells in 2005

Unrisked Target Size
- 50-250 Bcfe (3 areas)
- 250-500 Bcfe (4 areas) *Note: one area not shown for competitive reasons*
- 500 Bcfe to Multi-Tcfe (8 areas) *Note: one area not shown for competitive reasons*



Williston Basin
NORTH DAKOTA
MONTANA
Madison, Bakken, Red River Horizontal
Big Horn Basin
Powder River Basin
SOUTH DAKOTA
Big Horn
CBM Wyodak, Big George
Talon, East Madden
Wind River Basin
Waltman Arch
6 Projects
Antelope Hollow
Green River Basin
WYOMING
NEBRASKA
Lake Canyon, Brundage Canyon
Uinta Basin
DJ Basin
Tri-State
Hook
Gibson Gulch
Denver, CO
UTAH
Tavaputs
Piceance Basin
KANSAS
COLORADO
Pine Ridge
Paradox Basin
Yellow Jacket

7

Grand SCALE: 1 Township = 36 sq mi Rifle, CO 10 MMcfe/d Net Production (Q1 2005) 22,617 Gross / 18,207 Net Acres (Mar. 2005) 89 Bcfe Est. Proved Reserves (Dec. 31, 2004) $127 MM Capex 2005 (80 Wells, 4 re-completes) Piceance Basin Basin Centered Gas Project - Gibson Gulch Hogback Grand Valley 233 Bcfe 130 MMcfed Rulison 275 Bcfe 128 MMcfed Parachute 139 Bcfe 88 MMcfed Mamm Creek 259 Bcfe 271 MMcfed Divide Creek 65 Bcfe 2 MMcfed Barrett Acreage Gas Producing Area Pipeline CIG 16" Questar Gibson Gulch COLORADO Piceance Basin White River Uplift

Bill Barrett Corporation

Gibson Gulch, Piceance Basin

Seven Year Drilling Inventory Based on 20-Acre Well Density

10-Acre Density Being Evaluated


Silt
Proposed 3D Seismic
Piceance Basin
COLORADO
Gibson Gulch Unit
10-acre pilot
Barrett Exploratory Wells
Mamm Creek
259 Bcfe
271 MMcfed
Scale: 640 ac = 1 Mile (with 10 ac grid)
Barrett Acreage
Joint Ownership Areas
Gibson Gulch Unit
Mesaverde Structure
2005 Location
Barrett Wells
2005 Producing Well
WO 1st Sales
Completing
WOCT

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Piceance	Gibson Gulch	D on-going program		★ (3-7 rigs)			

D = Development wells
★ = Key information/results available

9

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT 49 Bcfe Est. Proved Reserves (Dec. 31, 2004) $67 MM Capex 2005 (20 Wells, 4 re-completes) 17 MMcfe/d Net Production (Q1 2005) UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin

E = Exploratory wells D = Development wells = Key information/results available 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA W. Tavaputs E Uinta Scale: 640 ac = 1 Mile (with 40 ac grid) West Tavaputs Project Barrett Acreage Seismic Option Acreage Gas Well 2005 Location 3-D Seismic Outline Existing Pipelines Proposed Pipelines 83 Sq Mile 3-D Survey WOC 15,700' Deep Test Completing 46,702 gross, 42,355 net acres 100% WI, 83% avg. NRI $55 MM 2005 capex 14 wells, 4 recompletions 7 Mcfe/d net production (Q1 2005) 51 mile gathering system Uinta Basin DRILLING SCHEDULE D 13 wells Recomplete Recomplete Re-completes Getty Deep Well (1980) Tested: Dakota 315 Mcf Entrada 1,800 Mcf Deep Well (1967) Questar interconnect Compressor site Completing

SCALE 1 Township = 36 sq mi Key Well 14-1 Marsing (1975) 4,000' gas saturated Mesaverde section Lake Canyon / Brundage Canyon Exploration Project 216,000 Gross / 163,500 Net Acres Targets: Green River, Mesaverde and Blackhawk Altamont/Bluebell Duchesne Structural Level of Natural Buttes Barrett Acreage Mesaverde Penetrations Oil Producers Pipelines Faults Temporarily Abandoned Planned 57 sq mi 3D Seismic Survey Green River E 2 wells 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Mesaverde E 3D Uinta E DRILLING SCHEDULE Lake Canyon Lake Canyon Gross BBC Net Fee 55,627.00 33,987.00 EDA 124,794.00 93,596.00 Brundage 49,000.00 36,750.00 Total 229,421.00 164,333.00 Per Tab, May 11, 2005: #1 DLB TD 14,500' WI 75% Shallow Green River locations WI 25%

Bill Barrett Corporation

Wind River Basin

- 83 Bcfe Est. Proved Reserves (Dec. 31, 2004)
- $62 MM 2005 Capex (19 wells, 7 re-completes)
- 38 MMcfe/d Net Production (Q1 2005)
- 159,012 Net Undeveloped Acres



WYOMING
Wind River Basin
EAST MADDEN 3-D
WALTMAN ARCH 3-D
Owl Creek Thrust Fault
Madden 3+ Tcfe
Frenchie Draw 100+ Bcfe
TALON
Lance
Basin - Centered Gas Play
Waltman Arch Thrust
Cave Gulch
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
SCALE: 1 Township 36 sq mi
Barrett Acreage
Gas Field
Faults

13

Bill Barrett Corporation

Waltman Arch

Wind River Basin

- Large contiguous acreage position with 375 sq miles of 3D
- $39 MM 2005 Capex (12 wells, 7 re-completes)
- 153,126 gross, 75,496 net acres
- 75-100% WI

Exploratory program

- 6 identified plays


Thrust
Arch
Waltman
Cave Gulch
West
Waltman Bullfrog
Testing
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
East
E- W Seismic Profile
Wallace Creek
3D Seismic Survey
0
6
Scale in Miles
Barrett Acreage
Structural Axes
Thrust Faults
Gas Productive Area
Oil Productive Area

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Waltman Arch	Bull Frog	E	E 2 wells	★			
	Development	D	12-well Dev. program		★		

E = Exploratory wells
D = Development wells
★ = Key information/results available

14

Bill Barrett Corporation

Eastern Wind River - Basin Centered Gas Projects

Talon and East Madden

- 262,060 Gross and 93,199 Net Acres



Owl
Creek
Thrust
Fault
Madden
3+ Tcfe
Hitchcock
Draw
16,600'
Testing
EAST
MADDEN 3-D
BBC WI 37.5%
Yates Riverbank Unit
BBC WI 44%
BBC Talon Unit
BBC WI 44-64%
Frenchie Draw
100+ Bcfe
WOPL
Thrust
Area of New Ft. Union
and Lance Production
Testing
Lance Basin - Centered Gas Play
Waltman Arch
Yates Mahoney Unit
BBC WI 44-100%
Barrett Acreage
Gas Well
Dry Hole
Faults

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Wind River	Talon	E 7 well program		★			
	East Madden	E		★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

15

Bill Barrett Corporation

Powder River Basin – Coal Bed Methane

- 40 Bcfe Est. Proved Reserves (Dec. 31, 2004)
- $24 MM 2005 Capex (219 Big George wells)
- 23 MMcfe/d Net Production (Q1 2005)
- 47,123 Net Undeveloped Acres (Mar. 2005)


MT
Powder River Basin
WY

Barrett Acreage
Gas Producing Area


WYODAK PLAY
BIG GEORGE PLAY
Amos Draw
Gillette, WY
Cat Creek
DeadHorse
Willow Creek
Tuit
Palmtree
Porcupine
Fort Union Outcrop
SCALE
1 Township
= 36 sq mi

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Powder River		On-going 219 well program					★

D = Development wells
★ = Key information/results available

16

Record Of Growth Production and Cash Flow Williston Piceance Powder River Uinta Wind River 6.06 7.9 24.2 17.1 36.4 Q1 2005 Production (MMcfe/d) Williston 6 Piceance 10 Powder River 23 Uinta 17 Wind River 38 Production (MMcfe/d) 2002 2002 2003 2004 2005 Drilling 24.2 24.4 69.2 88.6 94.1 Q2 2002 Q4 2002 Q4 2003 Q4 2004 Q1 2005 24 24 69 89 94 57% CAGR 2002 2002 2003 2004 2005 2545 3163 14868 28256 31608 Discretionary Cash Flow (millions) Q2 2002 Q4 2002 Q4 2004 Q1 2005 $3 $3 $28 $32 132% CAGR Q4 2003 $15 2002 2002 2003 2004 2005 2.49 2.91 4.49 6.22 5.96 Pre-Hedged Realized Gas Prices (per Mcf) Q2 2002 Q4 2002 Q4 2004 Q1 2005 $2.48 $2.97 $6.23 $5.96 33% CAGR Q4 2003 $4.50

2002 2003 2004 2005E Drilling 31.3 151.7 209 305 Acquisitions 134.5 44.6 138 0 PRB 11 53 23 21 DJ 0 0 4 0 Williston 13 7 13 22 Other 13 5 1 0 Capex ($MM) $135 $31 $45 $152 $138 $209 $305 Acquisitions Base Capex 2005 Capex $305 MM Wind River Other Piceance Uinta 62 49 127 67 Piceance 42% Uinta 22% Wind River 20% Other 16% Development Exploration Other 74 11 15 *Includes Acreage, Facilities and G&G Exploration 11% Other* 15% Development 74% East 46 160 667 798 928 Mar 2002 Dec 2002 Dec 2003 Dec 2004 172% CAGR Mar 2005 928 798 667 160 46 Net Undeveloped Acres (thousands) Record Of Growth Investment In Our Asset Base 80% CAGR 2002 2002 2003 2004 Drilling 58 130 204 292 Mar 2002 Dec 2002 Dec 2003 Dec 2004 292 130 58 204 Net Proved Reserves (Bcfe)

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM 1,094 Horizontal 102 Hill Creek 7 Cave Gulch Cooper Reservoir Wallace Creek 165 Talon 21 W. Tavaputs 203 Gibson Gulch 808 Extensive Development Inventory 292 Bcfe proved reserves at year-end 2004 412 Bcfe probable 452 Bcfe possible 1.1 Tcfe P3 reserves 2,405 gross un-risked P3 drilling locations Seven year drilling inventory 94% avg. WI, 92% operated Gas Prone Area Oil Prone Area Development Project Lake Canyon 5

Bill Barrett Corporation

Significant Exploration Upside

- 24 exploration projects (≈ 65 prospects) 70% unconventional
- Over 10 Tcfe unrisked potential
- Dominant lease position in high potential areas, 970,000 + total net acres
- Approximately 800 sq. mi. 3-D seismic coverage
- Budgeted 19 exploration wells in 2005



Williston Basin
NORTH DAKOTA
MONTANA
Madison, Bakken, Red River Horizontal
Big Horn Basin
Powder River Basin
Big Horn
SOUTH DAKOTA
CBM Wyodak, Big George
Talon, East Madden
Wind River Basin
Waltman Arch
6 Projects
Antelope Hollow
Green River Basin
WYOMING
NEBRASKA
Lake Canyon, Brundage Canyon
Uinta Basin
Gibson Gulch
DJ Basin
Tri-State
Hook
Denver, CO
UTAH
Tavaputs
Piceance Basin
COLORADO
KANSAS
Pine Ridge
Paradox Basin
Yellow Jacket
Unrisked Target Size
50-250 Bcfe (3 areas)
250-500 Bcfe (4 areas)
Note: one area not shown for competitive reasons
500 Bcfe to Multi-Tcfe (8 areas)
Note: one area not shown for competitive reasons

20

E = Exploratory wells = Key information/results available 3D = 3D seismic survey SCALE 1 Township = 36 sq mi Barrett Acreage Gas Well Oil Producers San Arroyo 381 Bcfe Hill Creek 9.7 MMcfed net (March 2005) WI 37.5 - 75% Trend Garmesa Uinta Basin Garmesa Exploration Project West Tavaputs 8,217 Net Acres 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Tumbleweed Uinta Cedar Camp E 3 wells 3D DRILLING SCHEDULE Cedar Camp 16 sq mi 3D WI 37.5 - 80% Tumbleweed 20 sq mi 3D WI 38.66% Cedar Mountain 2 Bcf & 5 Bcf Testing

World Class Structure Multiple Pay Horizons Multiple Drilling Inventories in Each Field Waltman Arch East-West Seismic Profile 15+ miles West East 15,000' Mesaverde 6000' uplift Lance Cody Frontier Muddy Tensleep Basement Fort Union THRUST WALTMAN ARCH Up Down Meeteetse Raderville Madison

Williston Basin - Horizontal Technology Play Predominantly Fee Lands Oil Component 31 Bcfe Est. Proved Reserves (Dec. 31, 2004) $14 MM 2005 Capex (7 wells, 1 re-entry) 6 MMcfe/d Net Production (Q1 2005) 192,524 Gross / 129,077 Net / 121,413 Net Undeveloped Acres (Mar. 2005) Exploratory Joint Venture Program Up to 4 wells Barrett Acreage Oil Field Gas Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Grand River Red River "B" Play Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field Bakken Trend Indian Hills Madison Play Target-Red Bank Madison Play Red Bank Extension Madison Play Mondak Bakken Play

Central Williston Williston Basin, Montana & North Dakota Madison and Bakken Trends 2005 2006 Q1 Q2 Q3 Q4 Q1 Q2 D 4 wells Williston Target/Red Bank E 4 wells DRILLING SCHEDULE BASIN AREA Target 85 -100% WI Red Bank 90 -100% WI M O N T A N A N. D A K O T A SCALE 1 Township = 36 sq mi Red Bank Extension 65 -100% WI Harding Madison Nameless Madison Indian Hills Madison 35-75% WI Target/Red Bank/Red Bank Extension Multi-pay potential Mondak Bakken 22-100% WI Red Water Bakken 95 -100% WI Barrett Acreage Oil Well 2005 Dev. Location Exploratory Location Bakken Trend

Bill Barrett Corporation

Grand River

Williston Basin, North & South Dakota

Total leasehold 22,998 gross, 17,397 net acres



75 - 100% WI
NORTH DAKOTA
SOUTH DAKOTA
High potential Red River "B" zone Horizontal Exploration Trend
Barrett Horizontal Exploratory Location
Barrett Acreage
Oil Well
Red River B Show Well
Horizontal Well
Scale: 640 ac = 1 Mile (with 40 ac grid)

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Williston	Grand River			E ★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

26

Bill Barrett Corporation

Tri-State, DJ Basin

- 369,253 Gross and 173,943 Net Undeveloped Acres (March 2005)
- Predominantly Fee (Year-round Drilling)
- Excellent access to pipeline infrastructure
- Explore applying horizontal technology
- In house 226 miles 2D Proprietary & 755 mile licensed 2D
- In house 24 sq. miles 3D Seismic
- 530 miles 2D Seismic planned
- 30 sq. miles 3D follow-up (dependent on 2D results)



WY
NE
DJ Basin
Tri-State Project
CO
KS
COLORADO
NEBRASKA
KANSAS
Cherry Creek
EUR: 15 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
St. Francis
Beecher Island
EUR: 130 Bcfe
Niobrara
Celia
2,613 MBbls
Pennsylvanian
Bonny
EUR: 79 Bcfe
Niobrara
3D outline
Goodland
Goodland
EUR: 13 Bcfe
Niobrara
Burlington
0 12
Scale in Miles
Barrett Acreage
Oil Field
Gas Field
Exploration Fairway

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
DJ	Tri-State	E	E 2D	★	3D ★		

E = Exploratory wells
D = Development wells
★ = Key information/results available
2D or 3D = seismic survey

27

Denver, CO Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin San Juan Basin Rocky Mountain Basin Centered Gas Basin Centered Gas Gas Prone Area Oil Prone Area Big Horn Basin

Bill Barrett Corporation

Big Horn Basin

Basin Centered Gas Project

- 96,082 Net Undeveloped Acres
- Long-term Acreage
- Prolific Hydrocarbon System
- Multiple "Giant" Fields
- Large Un-drilled Region
- Targeting Basin Centered Gas



Elk Basin
613 MMbo
454 Bcfe
Frannie
140 MMbo
Byron and Garland
336 MMbo
170 Bcfe
Big Horn Mtns
Area of Basin Centered Gas Play
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMbo
300 Bcfe
Torchlight
Frits
Manderson
Dobie Creek
5 Mile
Worland
566 Bcfe
Little Buffalo
167 MMbo
149 Bcfe
Cottonwood Ck
60 MMbo
45 Bcfe
Grass Creek
120 MMbo
SCALE
1 Township = 36 sq mi



Big Horn Basin
WYOMING

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Big Horn				2D	2D	E	★

E = Exploratory wells
D = Development wells
★ = Key information/results available
2D or 3D = seismic survey

29

Rocky Mountains 35 61 1 18 6 1 7 2 36 3 10 8 Midcontinent Southwest Gulf Coast Northeast Source: Dept. of Energy, Energy Information Administration; Annual Energy Outlook 2005 Unconventional Gas: Challenges, Successes, and Future Outlook, Ted McCallister Coal Bed Methane Fractured Shale Tight Sandstone Cumulative Unconventional Gas Production Projections by Region 2003 - 2025 (Trillion Cubic Feet)

Bill Barrett Corporation

Rocky Mountain Pipelines

EXISTING PIPELINES

- COLORADO INTERSTATE GAS
- OVERTHRUST
- WYOMING INTERSTATE
- TRAILBLAZER
- SOUTHERN STAR
- KMI
- WILLISTON BASIN INTERSTATE
- KERN RIVER
- NORTHWEST PIPELINE
- TRANS COLORADO
- LOST CREEK
- FORT UNION
- THUNDER CREEK
- QUESTAR
- CHEYENNE PLAINS

PENDING/PROPOSED EXPANSIONS

- WBI GRASSLANDS
- KMI ADVANTAGE
- BISON
- ENBRIDGE BEACON
- SS WESTERN FRONTIER


MONTANA
SOUTH DAKOTA
IDAHO
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
ARIZONA
NEW MEXICO
OKLAHOMA
POWDER
WIND/BIG
GREEN
UINTA/PICEANCE
DJ/EASTERN CO
Opal
Cheyenne
Williston Basin Interstate
Basin Interstate
Fort Union
Thunder Ck
KMI
CIG
WY
Interstate
Northwest
Questar
Kern River
Trans Colorado
Southern
Cheyenne Plains
Star

NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location

31